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                                                                   EXHIBIT 24.01


                              POWER OF ATTORNEY

        WHEREAS, OKLAHOMA GAS AND ELECTRIC COMPANY, an Oklahoma corporation (herein referred to as the "Company"), is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement relating to the issuance of and sale of an additional 3,000,000 shares of Common Stock, par value $2.50 per share, pursuant to a new Plan (herein, the "Plan") that will combine the Company's existing Customers' Stock Purchase Plan and the Company's existing Automatic Dividend Reinvestment and Stock Purchase Plan into one Plan, and

        WHEREAS, each of the undersigned holds the office or offices in the Company herein below set opposite his or her name, respectively:

        NOW THEREFORE, each of the undersigned hereby constitutes and appoints
J. G. HARLOW, JR., A. M. STRECKER and D. L. YOUNG, and each of them individually, his or her attorney, with full power to act for the undersigned and in the undersigned's name, place and stead, to sign the undersigned's name in the capacity or capacities set forth below to a post-effective amendment to the existing Registration Statement for the Customers' Stock Purchase Plan, a Registration Statement relating to the issuance of and sale of not more than an additional 3,000,000 shares of Common Stock pursuant to the Plan and to any and all amendments (including post-effective amendments) to such Registration Statement, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 18th day of May 1995.


J. G. Harlow, Jr., Chairman and President,            /s/ J. G. HARLOW, JR.
   Principal Executive Officer and Director           -------------------------

Herbert H. Champlin, Director                         /s/ HERBERT H. CHAMPLIN
                                                      -------------------------

William E. Durrett, Director                          /s/ WILLIAM E. DURRETT
                                                      -------------------------

Martha W. Griffin, Director                           /s/ MARTHA W. GRIFFIN
                                                      -------------------------

Hugh L. Hembree, Director                             /s/ HUGH L. HEMBREE
                                                      -------------------------

John F. Snodgrass, Director                           /s/ JOHN F. SNODGRASS
                                                      -------------------------

Bill Swisher, Director                                /s/ BILL SWISHER
                                                      -------------------------

John A. Taylor, Director                              /s/ JOHN A. TAYLOR
                                                      -------------------------

Ronald H. White, M.D., Director                       /s/ RONALD H. WHITE, M.D.
                                                      -------------------------

A. M. Strecker, Principal Financial Officer           /s/ A. M. STRECKER
                                                      -------------------------

D. L. Young, Principal Accounting Officer             /s/ D. L. YOUNG
                                                      -------------------------

STATE OF OKLAHOMA     )
                      ) SS
COUNTY OF OKLAHOMA    )

        On the date indicated above, before me Shirley Kay Phinney a Notary Public in and for said County and State, personally appeared the above named directors and officers of OKLAHOMA GAS AND ELECTRIC COMPANY, an Oklahoma corporation, and known to me to be the persons whose names are subscribed to the foregoing instrument, and they severally acknowledged to me that they executed the same as their own free act and deed.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the 18th day of May 1995



                                    /s/ SHIRLEY KAY PHINNEY
              ------------------------------------------------------------------
              Notary Public in and for the county of Oklahoma, State of Oklahoma


My Commission Expires:
       3-7-98